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                                                                  Exhibit 10.34

                                PLEDGE AGREEMENT
                                ----------------


                  PLEDGE AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of October 29, 1998, among each of the undersigned pledgors (each a "Pledgor" and, collectively, the "Pledgors"), The Bank of New York, in its individual capacity acting in respect of any Collateral (as defined below) credited on the books of a Clearing Corporation (as defined below) as Securities Intermediary (as defined below) with respect to each Pledgor (the "Custodian"), and The Bank of New York, not in its individual capacity but solely as Collateral Agent (the "Pledgee") for the benefit of (v) Harrah's Entertainment, Inc., a Delaware Corporation ("HET"), and Harrah's Operating Company, Inc., a Delaware Corporation ("HOC"), under the HET/JCC Agreement or any successor or substitute Minimum Payment Guarantor under any other Minimum Payment Guarantor Documents referred to below, (w) the Banks (as defined below) and the Administrative Agent (as defined below) under, and any other lenders from time to time party to, the Credit Agreement hereinafter referred to (such Banks, the Administrative Agent and other lenders, if any, are hereinafter called the "Bank Creditors"), (x) the holders from time to time of the Senior Subordinated Notes hereinafter referred to (such holders of the Senior Subordinated Notes are hereinafter called the "Senior Subordinated Note Holders") and the Senior Subordinated Note Trustee referred to below (the Senior Subordinated Note Holders, and together with the Senior Subordinated Note Trustee, in its capacity as such, are hereinafter called the "Senior Subordinated Note Creditors"), (y) the holders from time to time of the Senior Subordinated Contingent Notes hereinafter referred to (such holders of the Senior Subordinated Contingent Notes are hereinafter called the "Senior Subordinated Contingent Note Holders") and the Senior Subordinated Contingent Note Trustee referred to below (the Senior Subordinated Contingent Note Holders, and together with the Senior Subordinated Contingent Note Trustee, in its capacity as such, are hereinafter called the "Senior Subordinated Contingent Note Creditors") and (z) if one or more Banks (or any Affiliate thereof) enter into one or more interest rate protection agreements (including, without limitation, interest rate hedges, swaps, caps, floors, collars and similar agreements, collectively, the "Interest Rate Protection Agreements") with, or guaranteed by, Jazz Casino Company, L.L.C., a Louisiana limited liability company ("JCC"), any such Bank or Banks or any Affiliate of such Bank or Banks (even if any such Bank subsequently ceases to be a Bank under the Credit Agreement for any reason) so long as any such Bank or Affiliate thereof participates in the extension of such Interest Rate Protection Agreements and their subsequent assigns, if any (collectively, the "Other Creditors" and, together with the Minimum Payment Guarantors, the Bank Creditors, the Senior Subordinated Note Creditors and the Senior Subordinated Contingent Note Creditors, are hereinafter called the "Secured Creditors"). Except as otherwise defined herein, terms used herein and defined in the Intercreditor Agreement (as in effect on the date hereof and without giving effect to any termination thereof) shall be used herein as so defined and to the extent not defined herein or in the Intercreditor Agreement, such terms shall be used herein as defined in the Credit Agreement.

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                              W I T N E S S E T H :


                  WHEREAS, HET and HOC have jointly and severally provided the initial Minimum Payment Guaranty (and HET and HOC and/or one or more other Minimum Payment Guarantors may hereafter provide one or more substitute or replacement Minimum Payment Guaranties) and in connection therewith JCC, HET and HOC have entered into that certain HET/JCC Agreement dated October 29, 1998 (as amended, modified or supplemented from time to time, the "HET/JCC Agreement");

                  WHEREAS, JCC Holding Company ("JCC Holding"), JCC, the lenders (the "Banks") from time to time party thereto, and Bankers Trust Company, as Administrative Agent (together with any successor agent, the "Administrative Agent"), have entered into a Credit Agreement, dated as of October 29, 1998, providing for the making of certain loans and the issuance of, and participation in, letters of credit as contemplated therein (as used herein, the term "Credit Agreement" means the Credit Agreement described above in this paragraph, as the same may be amended, modified, extended, renewed, replaced, restated, supplemented or refinanced from time to time, and including any agreement extending the maturity of, or refinancing or restructuring (including, but not limited to, the inclusion of additional borrowers or guarantors thereunder or any increase in the amount borrowed) all or any portion of, the indebtedness under such agreement or any successor agreements, whether or not with the same agent, trustee, representative, lenders or holders; provided that, with respect to any agreement providing for the refinancing or replacement of indebtedness under the Credit Agreement, such agreement shall only be treated as, or as part of, the Credit Agreement hereunder if (i) either (A) all obligations under the Credit Agreement being refinanced or replaced shall be paid in full at the time of such refinancing or replacement, and all commitments and letters of credit issued pursuant to the refinanced or replaced Credit Agreement shall have terminated in accordance with their terms or (B) the Required Banks shall have consented in writing to the refinancing or replacement indebtedness being treated as indebtedness pursuant to the Credit Agreement, (ii) the refinancing or replacement indebtedness shall be permitted to be incurred under the Credit Agreement being refinanced or replaced (if such Credit Agreement is to remain outstanding) and the other Credit Documents then in effect, under the Senior Subordinated Note Documents referred to below (if the Senior Subordinated Notes referred to below remain outstanding) and under the Senior Subordinated Contingent Note Documents referred to below (if the Senior Subordinated Contingent Notes referred to below remain outstanding) and (iii) a notice to the effect that the refinancing or replacement indebtedness shall be treated as issued under the Credit Agreement shall be delivered by JCC to the Collateral Agent);

                  WHEREAS, JCC has issued $187,500,000 in aggregate principal amount of its Senior Subordinated Notes with Contingent Payments due 2009 (the "Senior Subordinated Notes") pursuant to an Indenture, dated as of October 30, 1998, among JCC, as issuer, JCC Holding, as guarantor, and Norwest Bank Minnesota, National Association, as trustee (in such capacity, together with any successor trustee, "the Senior Subordinated Note Trustee") (as amended, modified or supplemented from time to time, the "Senior Subordinated Note Indenture"

                                       2

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and, together with the Senior Subordinated Notes and all other documents and agreements relating thereto are herein called the "Senior Subordinated Note Documents");

                  WHEREAS, JCC has issued its Senior Subordinated Contingent Notes due 2009 (the "Senior Subordinated Contingent Notes") pursuant to an Indenture, dated as of October 30, 1998, among JCC, as issuer, JCC Holding, as guarantor, and Norwest Bank Minnesota, National Association, as trustee (in such capacity, together with any successor trustee the "Senior Subordinated Contingent Note Trustee") (as amended, modified or supplemented from time to time, the "Senior Subordinated Contingent Note Indenture" and, together with the Senior Subordinated Contingent Notes and all other documents and agreements relating thereto are herein called the "Senior Subordinated Contingent Note Documents");

                  WHEREAS, JCC may at any time and from time to time enter into, or guarantee obligations of its Subsidiaries under, one or more Interest Rate Protection Agreements with one or more Other Creditors;

                  WHEREAS, pursuant to (1) the JCC Holding Guaranty, as defined in the Credit Agreement, JCC Holding has guaranteed to the Bank Creditors and the Other Creditors the payment when due of all obligations and liabilities of JCC under or with respect to (x) the Credit Documents and (y) the Interest Rate Protection Agreements and (2) the Subsidiaries Guaranty, each Pledgor (other than JCC Holding and JCC) has jointly and severally guaranteed to the Bank Creditors and the Other Creditors the payment when due of all obligations and liabilities of JCC under or with respect to (x) the Credit Documents and (y) the Interest Rate Protection Agreements;

                  WHEREAS, pursuant to Article XII of the Senior Subordinated
Note Indenture, JCC Holding and each other Pledgor (other than JCC) have jointly and severally guaranteed (the "Senior Subordinated Note Guaranty") to the Senior Subordinated Note Creditors the payment when due of all obligations and liabilities of JCC under or with respect to the Senior Subordinated Note Documents;

                  WHEREAS, pursuant to Article XII of the Senior Subordinated Contingent Note Indenture, JCC Holding and each other Pledgor (other than JCC) have jointly and severally guaranteed (the "Senior Subordinated Contingent Note Guaranty") to the Senior Subordinated Contingent Note Creditors the payment when due of all obligations and liabilities of JCC under or with respect to the Senior Subordinated Contingent Note Documents;

                  WHEREAS, it is a condition precedent to each of the above-described extensions of credit to JCC that each Pledgor shall have executed and delivered to the Pledgee this Agreement; and

                  WHEREAS, the Secured Creditors and the Pledgee have entered into that certain Intercreditor Agreement dated October 29, 1998 (the "Intercreditor Agreement") setting forth the respective rights of the Secured Creditors in the Collateral referred to in this Agreement, the

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Security Agreement (as defined in the Intercreditor Agreement) and the Mortgages
(as defined in the Intercreditor Agreement);

                  WHEREAS, each Pledgor desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph;


                  NOW, THEREFORE, in consideration of the above-described extensions of credit to be made to JCC and the other benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

                  1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

                  (i) the full and prompt payment when due (whether at the

         stated maturity, by acceleration or otherwise) of (x) the principal of and interest on all Protective Advances (as defined in the Intercreditor Agreement) made in accordance with the requirements of
         Section 4(e) of the Intercreditor Agreement and (y) all other obligations and indebtedness (including, without limitation, indemnities, fees and expenses, enforcement costs (including reasonable attorneys' fees) and interest on such obligations and indebtedness), of each Pledgor to the Secured Creditors, whether now existing or hereafter incurred, to the extent relating to Protective Advances made in accordance with Section 4(e) of the Intercreditor Agreement and the due performance and compliance by each Pledgor with all the terms, conditions and agreements relating to such Protective Advances (all such principal, interest, obligations and liabilities described in this clause (i) being herein collectively called the "Protective Advance Obligations");

                  (ii) the full and prompt payment when due (whether at the date of maturity, by acceleration or otherwise) of all obligations and indebtedness (including, without limitation, indemnities, fees, expenses, enforcement costs (including reasonable attorneys' fees) and interest on such obligations and indebtedness) of such Pledgor to the Minimum Payment Guarantors now existing or hereafter incurred under, arising out of, or in connection with any Minimum Payment Guaranty Document (in each case, to the extent such obligations and indebtedness relate to any Minimum Payment Guaranty) to which it is a party (including, without limitation, all such obligations and indebtedness under the HET/JCC Agreement) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in each such Minimum Payment Guaranty Document (all such principal, interest, obligations and liabilities described in this clause (ii) being herein collectively called the "Minimum Payment Obligations");

                  (iii)the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and indebtedness (including, without limitation, indemnities, fees, expenses, enforcement costs (including reasonable attorneys' fees) and interest on such obligations and indebtedness) of such Pledgor to the Bank


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         Creditors now existing or hereafter incurred under, arising out of, or in connection with any Credit Document to which it is a party (including, without limitation, all such obligations and indebtedness under the Credit Agreement, the JCC Holding Guaranty and the Subsidiaries Guaranty) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in each such Credit Document (all such principal, interest, obligations and liabilities described in this clause (iii) being herein collectively called the "Credit Document Obligations");

                  (iv) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and indebtedness (including, without limitation, indemnities, fees, expenses, enforcement costs (including reasonable attorneys' fees) and interest on such obligations and indebtedness) of such Pledgor to the Senior Subordinated Note Creditors, arising out of, or in connection with the Senior Subordinated Notes and the Senior Subordinated Note Documents (including, without limitation, all such obligations and indebtedness under the Senior Subordinated Note Guaranty) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained therein (all such principal, interest, obligations and liabilities described in this clause (iv) being herein collectively called the "Senior Subordinated Note Obligations");

                  (v) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and indebtedness (including, without limitation, indemnities, fees, expenses, enforcement costs (including reasonable attorneys' fees) and interest on such obligations and indebtedness) of such Pledgor to the Senior Subordinated Contingent Note Creditors, arising out of, or in connection with the Senior Subordinated Contingent Notes and the Senior Subordinated Contingent Note Documents (including, without limitation, all such obligations and indebtedness under the Senior Subordinated Contingent Note Guaranty) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained therein (all such principal, interest, obligations and liabilities described in this clause (v) being herein collectively called the "Senior Subordinated Contingent Note Obligations");

                  (vi) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities owing by such Pledgor to the Other Creditors under, or with respect to, any Interest Rate Protection Agreement, whether such Interest Rate Protection Agreement is now in existence or hereafter arising (including, without limitation, all such obligations and indebtedness under the JCC Holding Guaranty and the Subsidiaries Guaranty), and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained therein (all such obligations and liabilities described in this clause (vi) being herein collectively called the "Other Obligations");

                  (vii)any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral, and any and all amounts (but without any interest thereon) owing by the Borrower to the

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         Minimum Payment Guarantors to reimburse the Minimum Payment Guarantors for amounts paid by the Minimum Payment Guarantors to the Collateral Agent pursuant to the indemnity provisions contained in Section 6(c) and (d) of the Intercreditor Agreement;

                  (viii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of such Pledgor referred to in clauses (i) through (vi) above, after an Event of Default (as hereinafter defined) shall have occurred and be continuing, the reasonable expenses of the Pledgee in retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys' fees and court costs; and

                  (ix) all amounts paid by any Indemnitee (as hereinafter defined) as to which such Indemnitee has the right to reimbursement under Section 11 hereof;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (ix) of this Section 1 being herein collectively called the "Obligations," it being acknowledged and agreed that the "Obligations" shall include extensions of credit described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement. As used herein the term "Event of Default" shall mean any "Event of Default" under, and as defined in, the Intercreditor Agreement, or any other default hereunder after notice from the Pledgee and 30 days opportunity to cure, as the case may be, and shall in any event include any payment default on the Obligations after the expiration of any applicable grace period.

                  2. DEFINITIONS; ANNEXES. (a) Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as therein defined. Reference to singular terms shall include the plural and vice versa.

                  The following capitalized terms used herein shall have the definitions specified below:

                  "Administrative Agent" has the meaning set forth in the Recitals hereto.

                  "Adverse Claim" has the meaning given such term in Section 8-102(a)(1) of the UCC.

                  "Agreement" has the meaning set forth in the first paragraph hereof.

                  "Bank Creditors" has the meaning set forth in the first paragraph hereof.

                  "Banks" has the meaning set forth in the Recitals hereto.

                  "Certificated Security" has the meaning given such term in
Section 8-102(a)(4) of the UCC.

                  "Clearing Corporation" has the meaning given such term in
Section 8-102(a)(5) of the UCC.

                  "Collateral" has the meaning set forth in Section 3.1 hereof.

                  "Collateral Accounts" means any and all accounts established and maintained by the Pledgee or the Securities Intermediary in the name of any Pledgor, including, without limitation, the Securities Intermediary Account, to which Collateral may be credited.



                  "Credit Agreement" has the meaning set forth in the Recitals hereto.

                  "Credit Document Obligations" has the meaning set forth in
Section 1 hereof.

                  "Custodian" has the meaning set forth in the first paragraph hereof.

                  "Custodian Account" means any account established and maintained by the Custodian in the name of any Pledgor to which Collateral also credited on the books of a Clearing Corporation may be credited.

                  "Domestic Corporation" has the meaning set forth in the definition of "Stock."

                  "Entitlement Order" has the meaning given such term in Section 8-102(a)(8) of the UCC.

                  "Event of Default" has the meaning set forth in Section 1 hereof.

                  "Excluded Collateral" means (i) the Casino Operating Contract;
(ii) the House Bank; and (iii) the Louisiana Gross Gaming Revenue Share Payments, including the State's Interest in Daily Collections (as such terms are defined in the Casino Operating Contract).

                  "Financial Asset" has the meaning given such term in Section 8-102(a)(9) of the UCC.

                  "Foreign Corporation" has the meaning set forth in the definition of "Stock."

                  "Gaming Patron Indebtedness" means all patron gaming indebtedness owed to any Pledgor, including without limitation any marker, patron promissory note or other evidence of patron gaming indebtedness.

                  "HET/JCC Agreement" has the meaning set forth in the Recitals hereto.

                  "Indemnitees" has the meaning set forth in Section 11 hereof.

                  "Instrument" has the meaning given such term in Section 9-105(1)(i) of the UCC.

                  "Intercreditor Agreement" has the meaning set forth in the Recitals hereto.


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



                  "Interest Rate Protection Agreements" has the meaning set forth in the first paragraph hereof.

                  "Investment Property" has the meaning given such term in
Section 9-115(1)(f) of the UCC.

                  "JCC" has the meaning set forth in the first paragraph hereof.

                  "JCC Holding" has the meaning set forth in the Recitals hereto.

                  "Limited Liability Company Assets" means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned or represented by any Limited Liability Company Interest.

                  "Limited Liability Company Interests" means the entire limited liability company membership interest at any time owned by any Pledgor in any limited liability company.

                  "Louisiana UCC" shall have the meaning provided in Section
7(b).

                  "Minimum Payment Guarantors" shall mean and include HET, HOC and any substitute or successor Minimum Payment Guarantor from time to time party to, and as defined in, the Intercreditor Agreement.

                  "Minimum Payment Guaranty" shall have the meaning assigned that term in the Intercreditor Agreement.

                  "Minimum Payment Guaranty Documents" shall have the meaning assigned that term in the Intercreditor Agreement.

                  "Minimum Payment Obligations" has the meaning provided in
Section 1 hereof.

                  "Notes" mean all promissory notes between or among JCC Holding and its Subsidiaries and all other promissory notes from time to time issued to, or held by, any Pledgor.

                  "Notice of Adverse Claim" has the meaning given such term in
Section 8-105 of the UCC.

                  "Obligations" has the meaning set forth in Section 1 hereof.

                  "Other Creditors" has the meaning set forth in the first paragraph hereof.

                  "Other Obligations" has the meaning set forth in Section 1 hereof.

                  "Participant" has the meaning set forth in Section 3.2(a) hereof.




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                  "Partnership Assets" means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned or represented by any Partnership Interest.

                  "Partnership Interest" means the entire general partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership.

                  "Pledged Instruments" has the meaning set forth in Section 3.5 hereof.

                  "Pledged Notes" has the meaning set forth in Section 3.5 hereof.

                  "Pledgee" has the meaning set forth in the first paragraph hereof.

                  "Pledgor" has the meaning set forth in the first paragraph hereof.

                  "Proceeds" has the meaning given such term in Section 9-306(l) of the UCC.

                  "Protective Advance Obligations" has the meaning set forth in
Section 1.

                  "Secured Creditors" has the meaning set forth in the first paragraph hereof.

                  "Secured Debt Documents" means each of this Agreement, the Credit Agreement, any other Credit Document, any Interest Rate Protection Agreement, any Senior Subordinated Note Document, any Senior Subordinated Contingent Note Document, any Minimum Payment Guaranty Document or any Shared Security Document (as defined in the Intercreditor Agreement.

                  "Securities Account" has the meaning given such term in
Section 8-501(a) of the UCC.

                  "Securities Act" means the Securities Act of 1933, as amended, as in effect from time to time.

                  "Securities Intermediary" has the meaning given such term in
Section 8-102(a)(14) of the UCC.

                  "Security" has the meaning given such term in Section 8-102(a)(15) of the UCC and shall in any event include all Stock and Notes.

                  "Security Entitlement" has the meaning given such term in
Section 8-102(a)(17) of the UCC.

                  "Senior Subordinated Contingent Note Creditors" has the meaning set forth in the first paragraph hereof.

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


                  "Senior Subordinated Contingent Note Documents" has the meaning set forth in the Recitals hereto.

                  "Senior Subordinated Contingent Note Guaranty" has the meaning set forth in the Recitals hereto.

                  "Senior Subordinated Contingent Note Indenture" has the meaning set forth in the Recitals hereto.

                  "Senior Subordinated Contingent Note Obligations" has the meaning set forth in Section 1 hereof.

                  "Senior Subordinated Contingent Note Trustee" has the meaning set forth in the Recitals hereto.

                  "Senior Subordinated Contingent Notes" has the meaning set forth in the Recitals hereto.

                  "Senior Subordinated Note Creditors" has the meaning set forth in the first paragraph hereof.

                  "Senior Subordinated Note Documents" has the meaning set forth in the Recitals hereto.

                  "Senior Subordinated Note Guaranty" has the meaning set forth in the Recitals hereto.

                  "Senior Subordinated Note Holders" has the meaning set forth in the first paragraph hereof.

                  "Senior Subordinated Note Indenture" has the meaning set forth in the Recitals hereto.

                  "Senior Subordinated Note Obligations" has the meaning set forth in Section 1 hereof.

                  "Senior Subordinated Note Trustee" has the meaning set forth in the Recitals hereto.

                  "Senior Subordinated Notes" has the meaning set forth in the Recitals hereto.

                  "Stock" means (x) with respect to corporations incorporated under the laws of the United States or any State or territory thereof (each a "Domestic Corporation"), all of the issued and outstanding shares of capital stock at any time owned by any Pledgor of any Domestic Corporation and (y) with respect to corporations not Domestic Corporations (each a "Foreign

Corporation"), all of the issued and outstanding shares of capital stock at any time owned by any Pledgor of any Foreign Corporation.

                  "Termination Date" has the meaning set forth in Section 17 hereof.

                  "UCC" means the Uniform Commercial Code as in effect in the State of New York from time to time; provided that all references herein to specific sections or subsections of the UCC are references to such sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

                  "Uncertificated Security" has the meaning given such term in
Section 8-102(a)(18) of the UCC.

                  3. PLEDGE AND GRANT OF SECURITY INTEREST, ETC.

                  3.1. Pledge. To secure the Obligations now or hereafter owed or to be performed by such Pledgor, each Pledgor does hereby grant, pledge and assign to the Pledgee for the benefit of the Secured Creditors, and does hereby create a continuing security interest (subject to those Liens permitted to exist with respect to the Collateral pursuant to the terms of all Secured Debt Documents then in effect) in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest (but none of the Pledgor's obligations) in and to the following, whether now existing or hereafter from time to time acquired (collectively, but in each case except to the extent constituting Excluded Collateral, the "Collateral"), upon the terms and subject to the conditions of this Agreement, and further subject to the provisions of the Intercreditor Agreement:

                           (a) each of the Collateral Accounts, including any
                  and all assets of whatever type or kind deposited by such Pledgor in a Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, moneys, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by or any Secured Debt Document to be deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

                           (b) all Securities (including, without limitation,
                  all Stock and all Notes) of such Pledgor from time to time;

                           (c) all Limited Liability Company Interests
                  of such Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

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


                           (A) all the capital thereof and its interest in all
                  profits, losses, Limited Liability Company Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

                           (B) all other payments due or to become due to such
                  Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company or operating agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                           (C) all of its claims, rights, powers, privileges,
                  authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

                           (D) all present and future claims, if any, of such
                  Pledgor against any such limited liability company for moneys loaned or advanced, for services rendered or otherwise;

                           (E) all of such Pledgor's rights under any limited
                  liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election and (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (with all of the foregoing rights only to be exercisable upon the occurrence and during the continuation of an Event of Default); and

                           (F) all other property hereafter delivered in
                  substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

                  (d) all Partnership Interests of such Pledgor from time to time and all of its right, title and interest in each partnership to which each such interest relates, whether now existing or hereafter acquired, including, without limitation:

                           (A) all the capital thereof and its interest in all
                  profits, losses, Partnership Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

                           (B) all other payments due or to become due to such
                  Pledgor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

                           (C) all of its claims, rights, powers, privileges,
                  authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

                           (D) all present and future claims, if any, of such
                  Pledgor against any such partnership for moneys loaned or advanced, for services rendered or otherwise;

                           (E) all of such Pledgor's rights under any
                  partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election and (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing (with all of the foregoing rights only to be exercisable upon the occurrence and during the continuation of an Event of Default); and

                          (F) all other property hereafter delivered in
                  substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

                  (e) all Instruments and Notes of such Pledgor from time to time;

                  (f) all Security Entitlements of such Pledgor from time to time in any and all of the foregoing;

                  (g) all Financial Assets and Investment Property of such Pledgor from time to time;

                  (h) all Gaming Patron Indebtedness and any marker, patron promissory note or other evidence thereof; and

                  (i) all Proceeds of any and all of the foregoing.

                  3.2. Procedures. (a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by the respective Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, within 10 days after it obtains such Collateral) for the benefit of the Pledgee and the Secured Creditors:

                  (i) with respect to a Certificated Security
         (other than a Certificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall physically deliver such Certificated Security to the Pledgee, indorsed to the Pledgee or indorsed in blank by an effective indorsement;

                  (ii) with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), the respective Pledgor shall cause the issuer of such Uncertificated Security to duly authorize and execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the Secured Creditors substantially in the form of Annex G hereto (appropriately completed to the satisfaction of the Pledgee and with such modifications, if any, as shall be satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security (and any Partnership Interests and Limited Liability Company Interests issued by such issuer) originated by any other Person other than a court of competent jurisdiction;

                  (iii) with respect to an Instrument, Certificated Security, Uncertificated Security, Partnership Interest or
         Limited Liability Company Interest credited on the books of a Clearing Corporation (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), (1) compliance with the applicable rules of such Clearing Corporation, (2) the crediting by such Clearing Corporation of such Instrument, Security, Partnership Interest or Limited Liability Company Interest, as the case may be, to a Securities Account maintained by such Clearing Corporation in the name of the Custodian, or, if the Custodian is not a participant in such Clearing Corporation, the crediting by such Clearing Corporation of such Instrument, Security, Partnership Interest or Limited Liability Company Interest, as the case may be, to a Securities Account maintained by such Clearing Corporation in the name of another Securities Intermediary who is a participant in such Clearing Corporation (the "Participant") and the crediting by the Participant of such Instrument, Security, Partnership Interest or Limited Liability Company Interest, as the case may be, to a Securities Account maintained by the Participant in the name of the Custodian and
         (3) the Custodian crediting such Security, Instrument, Partnership Interest or Limited Liability Company Interest, as the case may be, to the Custodian Account;

                  (iv) with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Interest credited on the books of a Clearing Corporation), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate, the procedure set forth in Section 3.2(a)(i), and (2) whether or not such Partnership Interest or Limited Liability Company Interest is represented by a certificate, the procedure set forth in Section 3.2(a)(ii);

                  (v) with respect to an Instrument (other than an Instrument credited on the books of a Clearing Corporation) or any Note, physical delivery of such Instrument or Note to the Pledgee, indorsed to the Pledgee or indorsed in blank; and

                  (vi) with respect to cash, (i) establishment by the Custodian of a Collateral Account in the name of such Pledgor over which the Pledgee shall have exclusive and absolute control and dominion (and no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Pledgee) and (ii) deposit of such cash in such Collateral Account (it being expressly understood and agreed that this Agreement shall be deemed to constitute an indispensable instrument with respect to such Collateral Account held exclusively by the Pledgee for the benefit of the Secured Creditors).

                  (b) In addition to the actions required to be taken pursuant to the preceding Section 3.2(a), each Pledgor shall take the following additional actions with respect to the Collateral:

                  (i) with respect to all Collateral of such Pledgor whereby or with respect to which the Pledgee may obtain "control" thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), the respective Pledgor shall take all actions as may be requested from time to time by the Pledgee so that "control" of such Collateral is obtained and at all times held by the Pledgee; and

                  (ii) each Pledgor shall from time to time cause appropriate financing statements (on form UCC-1 or other appropriate form) under the Uniform Commercial Code as in effect in the various relevant States, on a form covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee has a security interest in all Investment Property and other Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-115(4)(b) of the UCC).

                  (c) In addition to the actions otherwise required to be taken above, and notwithstanding anything to the contrary contained elsewhere in this Agreement, with respect to each Wholly-Owned Subsidiary of JCC Holding (other than the Borrower and JCC Development), JCC Holding shall take all action as may be required so that all equity interests therein are certificated, with the actions described in Section 3.2(a)(i) being taken with respect thereto.

                  (d) Notwithstanding anything to contrary contained above or in any of the other Shared Security Documents (as defined in the Intercreditor Agreement), unless and until an Event of Default has occurred and is continuing, no Pledgor shall be required to deliver any Gaming Patron Indebtedness or any evidence thereof to the Pledgee, and shall be required to take no other actions to perfect security interests therein other than the filing of appropriate financing statements on Form UCC-1 (or the appropriate equivalent in the relevant jurisdiction); it being understood and agreed by the Pledgee and the Secured Creditors that the filing of such financing statements may not (under applicable Louisiana law) be sufficient to perfect the security interests in the Gaming Patron Indebtedness. Upon the occurrence and during the continuance of any Event of Default, each Pledgor covenants and agrees to take such actions with respect to the Gaming Patron Indebtedness from time to time held by them as may be requested by the Pledgee or the Required Secured Creditors to perfect or protect the Pledgee's security interests therein, including without limitation
(i) delivering all markers, patron promissory notes or other evidences of patron gaming indebtedness to the Pledgee, (ii) stamping all evidences of Gaming Patron Indebtedness with a legend meeting the requirements of Louisiana Revised Statutes 9:4330-4334 denoting the assignment, pledge and security interests granted herein on all then existing Gaming Patron Indebtedness and all Gaming Patron Indebtedness acquired in the future (and indicating that such Gaming Patron Indebtedness is subject to the security interests created pursuant to this Agreement) or (iii) taking such other actions as may be requested by the Pledgee or the Required Secured Creditors to perfect and protect the security interests granted pursuant to this Agreement in all Gaming Patron Indebtedness. It is understood and agreed by the parties hereto (and the Secured Creditors) that, except for the actions required to be taken as provided above, no Pledgor shall have any obligation to perfect the Pledgee's security interest in Gaming Patron Indebtedness. To induce the Secured Creditors to agree to the foregoing, each Pledgor hereby covenants and agrees for the benefit of the Secured Creditors that it shall not assign, collaterally assign, pledge, grant a security interest in or otherwise encumber in any way (other than pursuant to the Shared Security Documents ) any present or future Gaming Patron Indebtedness.

                  3.3. Subsequently Acquired Collateral. If any Pledgor shall acquire (by purchase, stock dividend or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 and, furthermore, the Pledgor will promptly thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.2, and will promptly thereafter deliver to the Pledgee (i) a certificate executed by a principal executive officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Creditors) hereunder and (ii) supplements to Annexes A through E hereto as are necessary to cause such annexes to be complete and accurate at such time.

                  3.4. Transfer Taxes. Each pledge of Collateral under Section
3.1 or Section 3.3 shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

                  3.5. Definitions of Pledged Notes and Pledged Instruments. All Notes at any time pledged or required to be pledged hereunder are hereinafter called the "Pledged Notes", and all Instruments at any time pledged or required to be pledged hereunder are hereinafter called "Pledged Instruments."

                  3.6. Certain Representations and Warranties Regarding the Collateral. Each Pledgor represents and warrants to the Pledgee and the Secured Creditors that on the date hereof (i) each Subsidiary of such Pledgor, and the direct ownership thereof, is listed in Annex A hereto; (ii) the Stock held by such Pledgor consists of the number and type of shares of the stock of the corporations as described in Annex A hereto; (iii) such Stock constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex A hereto; (iv) the Notes held by such Pledgor consist of the promissory notes described in Annex B hereto where such Pledgor is listed as the lender; (v) the Limited Liability Company Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex C hereto; (vi) each such Limited Liability Company Interest constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex C hereto; (vii) the Partnership Interests held by such Pledgor consist of the number and type of interests of the Persons described in Annex D hereto; (viii) each such Partnership Interest constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex D hereto; (ix) the Instruments held by such Pledgor are set forth in Annex E hereto; (x) the reference to Section 3.2(a) set forth with respect to each item of Collateral described in Annexes A through E hereto is the procedure followed by such Pledgor to perfect the security interest in such Collateral; and (xi) on the date hereof, such Pledgor owns no other Securities, Limited Liability Company Interests, Partnership Interests or Instruments.

                  4. APPOINTMENT OF SUB-AGENTS; INDORSEMENTS, ETC. The Pledgee shall have the right to appoint one or more sub-agents (including, but not limited to, the Custodian) for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, indorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent (including, but not limited to, the Custodian) appointed by the Pledgee. The Pledgee shall promptly notify the Pledgor of any such sub-agent appointed by the Pledgee, although the failure to give such notice shall not affect the validity of such appointment.

                  5. VOTING, ETC., WHILE NO EVENT OF DEFAULT. Unless and until there shall have occurred and be continuing an Event of Default, each Pledgor shall be entitled to exercise any and all voting and other rights pertaining to the Collateral and to give consents, waivers or ratifications in respect thereof, provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate or be inconsistent with any of the terms of this Agreement, any Secured Debt Documents or any other instrument or agreement referred to herein or therein, or which would have the effect of impairing the position or interests of the Pledgee or any Secured Creditor. All such rights of each Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default has occurred and is continuing, and Section 7 hereof shall become applicable.

                  6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until there shall have occurred and be continuing an Event of Default, all cash dividends, cash distributions, cash Proceeds and other cash payments payable in respect of Collateral shall be paid to the respective Pledgor; provided, that all cash dividends payable in respect of the Pledged Stock which are determined by the Pledgee to represent in whole or in part an extraordinary, liquidating or other distribution in return of capital shall be paid, to the extent so determined to represent an extraordinary, liquidating or other distribution in return of capital, to the Pledgee and retained by it as part of the Collateral, provided further, that such dividends or other distributions shall be applied by the Pledgee to the repayment of all Obligations then due and payable and, to the extent in excess thereof shall, if no Default or Event of Default has occurred and is then continuing, be released to the Pledgor. The Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

                  (i) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (other than cash) paid or distributed by way of dividend or otherwise, as the case may be, in respect of the Collateral;

                  (ii) all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (other than cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement;

                  (iii)all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (other than cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate reorganization; and

                  (iv) any other property or assets (other than cash) which would constitute Collateral in accordance with the definition thereof contained therein.

Nothing contained in this Section 6 shall limit or restrict in any way the Pledgee's right to receive Proceeds of the Collateral in any form in accordance with Section 3 of this Agreement. All dividends, distributions, Proceeds or other payments which are received by any Pledgor contrary to the provisions of this Section 6 and Section 7 hereof shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be promptly paid over to the Pledgee as Collateral in the same form as so received (with any necessary indorsement).

                  7. REMEDIES IN CASE OF EVENTS OF DEFAULT. (a) If there shall have occurred and be continuing an Event of Default, then and in every such case, the Pledgee shall be entitled to (i) exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any Secured Debt Document or by law) for the protection and enforcement of its rights in respect of the Collateral, (ii) exercise all the rights and remedies of a secured party under the Uniform Commercial Code and (iii) without limitation, exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

                  (1) to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 hereof to the Pledgor;

                  (2) to transfer all or any part of the Collateral into the Pledgee's name or the name of its nominee or nominees;

                  (3) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);

                  (4) to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor for such purpose, with full power of substitution);

                  (5) at any time and from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided that at least 10 days' written prior notice of the time and place of any such sale shall be given to such Pledgor. The Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

                  (6) to set-off any and all Collateral against any and all Obligations, and to withdraw any and all cash and other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations, in the manner provided by Section 11 of the Intercreditor Agreement.

                  (b) Notwithstanding anything contained in this Agreement to the contrary, this Agreement shall be governed by Chapters 8 and 9 of the Louisiana Commercial Laws, Louisiana R.S. 10:8-101 et seq. and 10:9-101 et seq. (collectively, the "Louisiana UCC") to the extent that any security interest in any of the Collateral located in the State of Louisiana, and any remedies hereunder with respect thereto, are required to be governed by, and interpreted in accordance with, the laws of the State of Louisiana.

                  (c) If an Event of Default shall occur and be continuing, the Pledgee shall have all remedies available to a secured party under the Louisiana UCC in addition to the other remedies provided elsewhere in this Agreement, including, without limitation, the right to elect to assume the Limited Liability Company Interests or Partnership Interests of any Pledgor upon notice to such Pledgor to the extent provided by applicable law and the documents creating such interests. For purposes of executory process under the laws of the State of Louisiana, each Pledgor hereby acknowledges the Obligations and confesses judgment in favor of the Pledgee for the benefit of the Secured Creditors, for the full amount of the Obligations, including, without limitation, principal, interest, attorneys' fees, court costs, and all other fees, expenses and charges.

                  (d) Each Pledgor hereby expressly waives, to the fullest extent permitted by Louisiana law, the benefit of appraisement provided for in Articles 2332, 2336, 2723 and 2724 of the Louisiana Code of Civil Procedure and all other laws of the State of Louisiana conferring such benefits and the demand and three days' delay accorded by Articles 2639 and 2721 of the Louisiana Code of Civil Procedure.

                  (e) Pursuant to Louisiana R.S. 27:275 et seq., the Collateral Agent is hereby authorized and empowered to file a petition to foreclose the liens created hereby in which the Louisiana Gaming Control Board is named a nominal defendant and the Pledgors request the appointment of a receiver as contemplated by and in accordance with the provisions of the cited statutes. The filing of a verified petition by the Pledgee shall constitute prima facie proof of the Pledgee's right to enforce the liens created hereby in executory or ordinary proceedings, at the Pledgee's option, and to appointment of a receiver pursuant to the cited statutes.

                  (f) In the event the Collateral or any part thereof is seized as an incident to an action for the recognition or the enforcement of this Agreement by executory process, ordinary process, sequestration, writ of fieri facias, or otherwise, the Pledgors and the Pledgee hereby agree that the court issuing any such order shall, if petitioned for by the Pledgee, direct the Sheriff to appoint as a keeper of the Collateral, the Pledgee or any agent designated by the Pledgee or any person named by the Pledgee at the time such seizure is effected. This designation is made pursuant to La. R.S. 9:5136 through 5140.2, inclusive, as the same may be amended, and the Pledgee shall be entitled to all the rights and benefits afforded thereunder, including reasonable compensation, which compensation shall be secured by this Agreement, and which reasonable compensation shall not exceed $10,000 per annum.

                  8. REMEDIES, ETC., CUMULATIVE. Each and every right, power and remedy of the Pledgee provided for in this Agreement or in the other Secured Debt Documents, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or in the other Secured Debt Documents or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any Secured Creditor to any other or further action in any circumstances without notice or demand. The Secured Creditors agree that this Agreement may be enforced only by the action of the Pledgee, acting upon the instructions of the Required Secured Creditors (as defined in the Intercreditor Agreement and that no Secured Creditor, unless otherwise provided in the Intercreditor Agreement shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee for the benefit of the Secured Creditors upon the terms of this Agreement and the Intercreditor Agreement.

                  9. APPLICATION OF PROCEEDS. (a) All moneys collected by the Pledgee upon any sale or other disposition of the Collateral, together with all other moneys received by the Pledgee hereunder, shall be applied to the payment of the Obligations in the manner provided by Section 11 of the Intercreditor Agreement.

                  (b) It is understood and agreed that each Pledgor shall remain liable to the extent of any deficiency between the amount of the proceeds of the Collateral hereunder and the aggregate amount of its Obligations; provided that, unless otherwise provided in this Agreement or by any Secured Debt Document or other document or instrument to which such Pledgor is a party executed in connection herewith or therewith, no Pledgor shall be liable for the Obligations owed to any Secured Creditor by any other Pledgor.

                  10. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

                  11. INDEMNITY. Each Pledgor jointly and severally agrees to indemnify and hold harmless the Pledgee, the Custodian and each Secured Creditor and their respective successors, assigns, employees, agents and servants (individually an "Indemnitee," and collectively the "Indemnitees") from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and to reimburse each Indemnitee for all costs and expenses, including reasonable attorneys' fees, growing out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under the other Secured Debt Documents, but excluding any such claims, demands, losses, judgments, liabilities, costs and expenses to the extent incurred by reason of the gross negligence or willful misconduct of such Indemnitee. In no event shall any Indemnitee be liable for any matter or thing in connection with this Agreement other than to account for and apply moneys actually received by it in accordance with the terms hereof and of the Intercreditor Agreement. If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

                  12. FURTHER ASSURANCES; POWER-OF-ATTORNEY. a)" \* MERGEFORMAT
(a) Each Pledgor agrees that it will execute and, at its own expense, file and refile under the Uniform Commercial Code or other applicable law such financing statements, continuation statements and other documents in such offices as such Pledgor (or the Pledgee (acting on its own or as provided in the Intercreditor Agreement)) may deem necessary or appropriate and wherever required by law in order to perfect and preserve the Pledgee's security interest in the Collateral and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

                  (b) Each Pledgor hereby appoints the Pledgee as such Pledgor's attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee's discretion to take any action and to execute any instrument which the Pledgee may reasonably deem necessary or advisable to accomplish the purposes of this Agreement.

                  13. TRANSFER BY THE PLEDGORS. No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except as may be permitted in accordance with the terms of the Secured Debt Documents).

                  14. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS. Each Pledgor represents, warrants and covenants to the Pledgee and the Secured Creditors (and is deemed to represent, warrant and covenant each time any Collateral is pledged hereunder) that: (i) it is the legal, record and beneficial owner of, and has good and marketable title to, all the Collateral, subject to no Lien (except the Lien created by this Agreement and other Liens to the extent permitted to be in existence pursuant to the terms of all Secured Debt Documents from time to time in effect) and no Adverse Claim; (ii) it has full power, authority and legal right to pledge all Collateral pledged by it pursuant to this Agreement; (iii) this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable in accordance with its terms except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);
(iv) except to the extent already obtained or made (and other than pursuant to the Gaming Regulations in the case of any exercise of remedies hereunder), no consent of any other party (including, without limitation, any stockholder, partner, member or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with the execution, delivery or performance of this Agreement, the validity or enforceability of this Agreement, the perfection or enforceability of the Pledgee's security interest in the Collateral or except for compliance with or as may be required by applicable securities laws, or the exercise by the Pledgee of any of its rights or remedies provided herein; (v) the execution, delivery and performance of this Agreement by such Pledgor will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, domestic or foreign, applicable to such Pledgor, or of the certificate of incorporation, operating agreement, limited liability company agreement or by-laws (or equivalent organizational documents) of such Pledgor or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, indenture, lease, deed of trust, loan agreement, credit agreement or other material agreement, contract, or instrument to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries except as contemplated by this Agreement and the Secured Debt Documents; (vi) all of the Collateral consisting of Securities, Limited Liability Company Interests, Partnership Interests or Instruments has been duly and validly issued, is fully paid and non-assessable and is subject to no options to purchase or similar rights; (vii) each of the Pledged Notes, to the extent issued by JCC Holding or any of its Subsidiaries, constitutes, or when executed by the obligor thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms; (viii) this Agreement creates, as security for the Obligations, a valid and enforceable perfected first priority security interest in all of the Collateral, and the Proceeds thereof, in favor of the Pledgee for the benefit of the Secured Creditors, subject to no Lien (other than Permitted Liens) or to any agreement made by a Pledgor purporting to grant to any third party a Lien on the property or assets of the Pledgor which would include any Collateral and such security interest is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfected security interests; and (ix) "control" (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee with respect to all Collateral of a type with respect to which such "control" may be obtained pursuant to Section 8-106 of the UCC. Each Pledgor covenants and agrees that (i) it will defend the Pledgee's right, title and security interest in and to the Collateral, and the Proceeds thereof, against the claims and demands of all Persons whomsoever, (ii) it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Creditors, (iii) except as permitted pursuant to the Secured Debt Documents, it will not sell or otherwise dispose of, grant any option with respect to, any Collateral and (iv) it will not create, incur, assume or suffer to exist any Lien on any portion of the Collateral (except the Lien created by this Agreement and other Liens to the extent same are permitted pursuant to the terms of all Secured Debt Documents then in effect).

                  15. CHIEF EXECUTIVE OFFICE; RECORDS. The chief executive office of each Pledgor is located at the address specified in Annex F hereto. Each Pledgor will not move its chief executive office except to such new location as such Pledgor may establish in accordance with the last sentence of this Section 15. The originals of all documents in the possession of such Pledgor evidencing all Collateral, including but not limited to all Limited Liability Company Interests and Partnership Interests, and the only original books of account and records of the Pledgor relating thereto are, and will continue to be, kept at such chief executive office at the location specified in Annex F hereto, or at such new locations as the Pledgor may establish in accordance with the last sentence of this Section 15. All Limited Liability Company Interests and Partnership Interests are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, such chief executive office location specified in Annex F hereto, or such new locations as the Pledgor may establish in accordance with the last sentence of this Section 15. No Pledgor shall establish a new location for such offices until (i) it shall have given to the Collateral Agent not less than 45 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request and (ii) with respect to such new location, it shall have taken all action, satisfactory to the Collateral Agent, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. Promptly after establishing a new location for such offices in accordance with the immediately preceding sentence, the respective Pledgor shall deliver to the Pledgee a supplement to Annex F hereto so as to cause such Annex F hereto to be complete and accurate.

                  16. PLEDGORS' OBLIGATIONS ABSOLUTE, ETC. To the maximum extent permitted by law, the obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation: (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Document or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument (including, without limitation, this Agreement) or any exercise or non-exercise of any right, remedy, power or privilege under or in respect of this Agreement or the Secured Debt Documents; (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity, irregularity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof or any Obligation or any security therefor; or (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.

                  17. TERMINATION; RELEASE. (a) After the Termination Date, this Agreement and the security interests created hereby shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination), and the Pledgee, at the request and expense of any Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments (including Uniform Commercial Code termination statements on Form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee or any of its sub-agents hereunder and, with respect to any Collateral consisting of an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), a Partnership Interest or a Limited Liability Company Interest, a termination of the agreement relating thereto executed and delivered by the issuer of such Uncertificated Security pursuant to Section 3.2(a)(ii) or by the respective partnership or limited liability company pursuant to Section 3(a)(iv). As used in this Agreement, "Termination Date" shall mean the date upon which no obligations remain pursuant to the HEC/JCC Agreement or any other Minimum Payment Guaranty Documents and all Minimum Payment Guaranties have been terminated, the total commitments under the Credit Agreement have terminated, all Interest Rate Protection Agreements have been terminated, no Note under the Credit Agreement is outstanding (and all Loans have been repaid in full), all Letters of Credit have been terminated, no Senior Subordinated Notes or Senior Subordinated Contingent Notes are outstanding and all other Obligations (excluding normal continuing indemnity obligations which survive in accordance with their terms, so long as no amounts are then due and payable in respect thereof) have been indefeasibly paid in full.

                  (b) Notwithstanding anything to the contrary contained above, upon the presentment of satisfactory evidence to the Pledgee in its sole discretion that all obligations evidenced by any Pledged Note or Pledged Instrument have been repaid in full and that any payments received by the Pledgor are permitted to be received by the Pledgor pursuant to Section 6 hereof, the Pledgee shall, upon the request and at the expense of the respective Pledgor, duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such Pledged Note or Pledged Instrument if same is then in possession of the Pledgee and has not been sold or otherwise applied or released pursuant to this Agreement.

                  (c) The Pledgee shall release any or all of the Collateral hereunder in accordance with the terms of Section 17 of the Intercreditor Agreement. Furthermore, one or more Pledgors (other than JCC Holding and JCC) may be released from time to time as Pledgors hereunder in accordance with the terms of Section 17 of the Intercreditor Agreement.

                  (d) The Pledgee shall have no liability whatsoever to any other Secured Creditor as the result of any release of Collateral by it in accordance with this Section 17.

                  18. NOTICES, ETC. All notices and communications hereunder shall be sent or delivered by mail, telex, telecopy or overnight courier service and all such notices and communications shall, when mailed, telexed, telecopied or sent by overnight courier, be effective when deposited in the mails or delivered to the overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the Pledgee shall not be effective until received by the Pledgee. All notices and other communications shall be in writing and addressed as follows:

                  (a)    if to any Pledgor:

                           c/o Jazz Casino Company, L.L.C.
                           512 S. Peters
                           New Orleans, Louisiana  70130
                           Attention:  President
                           Telephone No.: (504) 533-6000

                  (b)    if to the Pledgee:

                           The Bank of New York
                           10161 Centurion Prkwy.
                           Jacksonville, FL
                           Attention:  Vice President
                           Telephone No.:  1-800-705-0384

                  (c)    if to the Custodian:

                           The Bank of New York
                           10161 Centurion Prkwy.
                           Jacksonville, FL
                           Attention:  Vice President
                           Telephone No.:  1-800-705-0384

                  (d)    if to any Minimum Payment Guarantor, at:

                           c/o Harrah's Entertainment, Inc.
                           1023 Cherry Road
                           Memphis, Tennessee  38117

                           Attention:  General Counsel
                           Telephone No.: (901) 762-8600

                  (e) if to any Bank Creditor (other than the Pledgee), either (x) to the Administrative Agent, at the address of the Administrative Agent specified in the Credit Agreement or (y) at such address as such Bank Creditor shall have specified in the Credit Agreement;

                  (f) if to any Senior Subordinated Note Creditor, to the Senior Subordinated Note Trustee at such address as Senior Subordinated Note Trustee shall have specified in the Intercreditor Agreement;

                  (g) if to any Senior Subordinated Contingent Note Creditor, to the Senior Subordinated Contingent Note Trustee at such address as the Senior Subordinated Contingent Note Trustee shall have specified in the Intercreditor Agreement;

                  (h) if to any Other Creditor, either (x) to the representative for the Other Creditors, at such address as such representative may have provided to the Pledgors and the Pledgee from time to time or (y) directly to the Other Creditors at such address as the Other Creditors shall have specified in writing to the Pledgors and the Pledgee;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder or, as to any Secured Creditor, as may otherwise be specified in the applicable Secured Debt Document.

                  19. THE PLEDGEE AND THE CUSTODIAN. Each of the Pledgee and, in the case of Collateral credited on the books of a Clearing Corporation, the Custodian, will hold, directly or indirectly in accordance with this Agreement, all items of the Collateral at any time received by it under this Agreement. It is expressly understood and agreed that the obligations of the Pledgee and the Custodian with respect to the Collateral, interests therein and the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in the UCC, this Agreement and the Intercreditor Agreement.

                  20. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE CUSTODIAN. The Custodian shall be deemed to represent and warrant to, and agree with the Pledgee, for the benefit of the Secured Creditors, that each time any Certificated Security, Uncertificated Security, Instrument, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation (including, without limitation, any Security Entitlement therein) is credited to the Custodian Account that:

                  (i) such Financial Asset has been credited to the Custodian Account;

                  (ii) the Custodian is a Securities Intermediary and is acting in that capacity with respect to the respective Pledgor;

                  (iii)the Custodian Account is a Securities Account;

                  (iv) the Custodian will maintain the Custodian Account in the name of the Pledgor, subject to the control of the Pledgee, during the term of this Agreement;

                  (v) the Custodian will treat such Instrument, Security, Partnership Interest, Limited Liability Company Interest and Security Entitlement credited to the Custodian Account as a Financial Asset;

                  (vi) the Custodian has not and will not identify any of the Collateral credited to the Custodian Account as belonging to any Person other than the Pledgor or the Pledgee, for the benefit of the Secured Creditors;

                  (vii) the Custodian shall at all times comply strictly with any and all Entitlement Orders relating to the Custodian Account or any and all of the Collateral originated by the Pledgee without the further consent by the Pledgor or any other Person. The Custodian shall not accept or comply with any Entitlement Order relating to any such Collateral originated by any Person other than the Pledgee (or its successor or assignee) or any court of competent jurisdiction;

                  (viii) the Custodian has not entered into any agreement (other than this Agreement) with any Person under which the Custodian would be obligated to comply with any Entitlement Order with respect to the Custodian Account or any Collateral consisting of a Certificated Security, Uncertificated Security, Instrument, Limited Liability Company Interest or Partnership Interest credited to the Custodian Account or which purports to limit or condition the obligation of the Custodian to comply with any Entitlement Order originated by the Pledgee relating to the Custodian Account or any such Collateral, and agrees not to enter into any such agreement without the prior written consent of the Pledgee; and

                  (ix) the Custodian shall promptly notify the Pledgee if at any time the Custodian has any Notice of Adverse Claim with respect to the Custodian Account or any Collateral consisting of a Certificated Security, Uncertificated Security, Instrument, Limited Liability Company Interest or Partnership Interest credited to the Custodian Account.

                  Notwithstanding anything to the contrary contained above, the Custodian shall have no liability pursuant to this Agreement or otherwise (including, without limitation, for any inaccuracy of, or failure of the Custodian to comply with, the foregoing representations, warranties and agreements) in each case in the absence of gross negligence or willful misconduct by the Custodian.



                  21. WAIVER; AMENDMENT. Except as contemplated by Section 24, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in accordance with the terms of Section 16 of the Intercreditor Agreement.

                  22. MISCELLANEOUS. This Agreement shall be binding upon the successors and assigns of each Pledgor and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns; provided that no Pledgor may assign any of its rights or obligations hereunder except pursuant to an amendment executed in accordance with the requirements of Section 21. The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

                  23. RECOURSE. This Agreement is made with full recourse to the Pledgors and pursuant to and upon all the representations, warranties, covenants and agreements on the part of the Pledgors contained herein, in the other Secured Debt Documents and otherwise in writing in connection herewith or therewith.

                  24. ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of JCC Holding that is required to execute a counterpart of this Agreement after the date hereof pursuant to any Secured Debt Document shall automatically become a Pledgor hereunder by executing a counterpart hereof and delivering the same to the Pledgee and, upon such execution and delivery, each such Subsidiary shall be deemed to make each of the representations, warranties and agreements of a Pledgor under this Agreement and this Agreement shall constitute the valid and binding obligation of such Subsidiary enforceable against such Subsidiary in accordance with its terms.

                  25. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER.
(a) Nothing herein shall be construed to make the Pledgee (all references to the Pledgee in this Section 25 shall apply equally to the Custodian) or any other Secured Creditor liable as a member of any limited liability company or partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or Pledged Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor and/or any Pledgor.

                  (b) Except as provided in the last sentence of paragraph (a) of this Section 25, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor or any limited liability company or partnership either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or partnership or any Pledgor except as provided in the last sentence of paragraph (a) of this Section 25.

                  (c) The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

                  (d) The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

                  26. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, THE ESTABLISHMENT AND MAINTENANCE OF THE COLLATERAL ACCOUNTS AND ALL INTERESTS, DUTIES AND OBLIGATIONS RELATING THERETO) AND THE OTHER CREDIT DOCUMENTS AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL, EXCEPT AS OTHERWISE REQUIRED PURSUANT TO SECTIONS 7(b) THROUGH 7(f), BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. REGARDLESS OF ANY PROVISION IN ANY OTHER AGREEMENT, THE STATE OF NEW YORK SHALL BE DEEMED TO BE THE JURISDICTION OF THE CUSTODIAN WITHIN THE MEANING OF SECTION 8-110(e) OF THE UCC. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PLEDGOR HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS. EACH PLEDGOR HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK JURISDICTION OVER SUCH PLEDGOR, AND AGREES NOT TO PLEAD OR CLAIM IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY SECURED DEBT DOCUMENT BROUGHT IN ANY OF THE AFORESAID COURTS, THAT ANY SUCH COURT LACKS JURISDICTION OVER SUCH PLEDGOR. EACH PLEDGOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO ANY SUCH PLEDGOR AT ITS ADDRESS SET FORTH IN
SECTION 18, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER SECURED DEBT DOCUMENT THAT SUCH SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE PLEDGEE UNDER THIS AGREEMENT OR

ANY OTHER SECURED CREDITOR TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY PLEDGOR IN ANY OTHER JURISDICTION.

                  (b) EACH PLEDGOR HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY OTHER SECURED DEBT DOCUMENT, ANY COLLATERAL ACCOUNT OR ANY OF THE COLLATERAL BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                  (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO, DIRECTLY OR INDIRECTLY, THIS AGREEMENT (INCLUDING ANY COLLATERAL ACCOUNT OR ANY OF THE COLLATERAL), ANY OTHER SECURED DEBT DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                  27. GAMING STATUTES. This Agreement, and the pledge and security interests granted hereby and any remedies contemplated hereby, are and shall remain subject to the Louisiana Economic Development and Gaming Corporation Act, La. R.S. 27:1 et seq., La. R.S. 27:201 et seq. and the rules and regulations thereunder, as amended from time to time (collectively, the "Louisiana Gaming Regulations"), and the exercise of remedies hereunder will be subject to the Louisiana Gaming Regulations.

                  28. INTERCREDITOR AGREEMENT. Notwithstanding any other provision of this Agreement or any document or instrument executed by any Pledgor, this Agreement and all liens and security interests and rights granted herein, and the priority thereof, are expressly subject to the provisions of the Intercreditor Agreement which are incorporated herein by reference and made applicable hereto. In addition, the Pledgee is the Collateral Agent, as defined in and pursuant to the terms of the Intercreditor Agreement, and notwithstanding anything herein to the contrary, the rights, powers, remedies and obligations of the Pledgee hereunder shall be subject to the provisions of the Intercreditor Agreement. Any exercise or waiver by the Pledgee of any of its rights, powers or remedies hereunder or any other act by the Pledgee hereunder shall be conclusive evidence of the Pledgee's authority pursuant to the Intercreditor Agreement against all persons other than the Secured Creditors.

                  29. NO THIRD PARTY BENEFICIARIES. This Agreement is entered into solely for the benefit of the parties hereto and their respective successors and assigns and for the benefit of the Secured Creditors from time to time and their respective successors and assigns and, except for the Secured Creditors and their successors and assigns, there shall be no third party beneficiaries hereof, nor shall any Person other than the parties hereto and their respective successors and assigns, and the Secured Creditors and their respective successors and assigns, be entitled to enforce the provisions hereof or have any claims against any party hereto (or any Secured Creditor) or their successors and assigns arising from, or under, this Agreement.

                                      * * *

                  IN WITNESS WHEREOF, each Pledgor, the Custodian and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.



                                   JCC HOLDING COMPANY,
                                        as a Pledgor


                                   By /s/ L. Camille Fowler
                                      ---------------------------
                                      Name:  L. Camille Fowler
                                      Title: V. P. and Secretary


                                   JAZZ CASINO COMPANY, L.L.C.,
                                        as a Pledgor


                                   By /s/ L. Camille Fowler
                                      ---------------------------
                                      Name:  L. Camille Fowler
                                      Title: V. P. and Secretary



                                   CP DEVELOPMENT, L.L.C.,
                                      as a Pledgor


                                   By /s/ L. Camille Fowler
                                      ---------------------------
                                      Name:  L. Camille Fowler
                                      Title: V. P. and Secretary



                                   FP DEVELOPMENT, L.L.C.,
                                        as a Pledgor


                                   By /s/ L. Camille Fowler
                                      ---------------------------
                                      Name:  L. Camille Fowler
                                      Title: V. P. and Secretary

                                   JCC DEVELOPMENT COMPANY,
                                        L.L.C., as a Pledgor


                                   By /s/ L. Camille Fowler
                                      ---------------------------
                                      Name:  L. Camille Fowler
                                      Title: V. P. and Secretary




                                   THE BANK OF NEW YORK.
                                    not in its individual capacity but solely as Collateral Agent and Pledgee


                                    By /s/ R. Randall Deen
                                      ---------------------------
                                      Name:  R. Randall Deen
                                      Title: Agent


                                    THE BANK OF NEW YORK,
                                         in its individual capacity as Custodian


                                    By /s/ R. Randall Deen
                                      ---------------------------
                                      Name:  R. Randall Deen
                                     Title:  Agent

                                                                     ANNEX B
                                                                        TO
                                                                PLEDGE AGREEMENT


                                  LIST OF STOCK


                                                                                  Sub-clause of Section 3.2(a) of
                                                                                Pledge Agreement Pursuant to Which
                                                                                Required Procedures Will Be Taken
           Name of Pledgor                      Description of Stock
None.

                                                                    ANNEX B
                                                                      TO
                                                                PLEDGE AGREEMENT


                                  LIST OF NOTES



                                                                                  Sub-clause of Section 3.2(a) of
                                                                                Pledge Agreement Pursuant to Which
           Name of Pledgor                      Description of Notes            Required Procedures Will Be Taken
None.

                                                                    ANNEX C
                                                                       TO
                                                                PLEDGE AGREEMENT


                   LIST OF LIMITED LIABILITY COMPANY INTERESTS



                                                   Description of                 Sub-clause of Section 3.2(a) of
                                                  Limited Liability             Pledge Agreement Pursuant to Which
           Name of Pledgor                        Company Interests             Required Procedures Will Be Taken
JCC Holding Company                     o    Ownership of 100% of membership                3.2(a)(ii)
                                             interests in JCC

                                        o    Ownership of 100% of membership
                                             interests in JCC Development                   3.2(a)(ii)
                                             Company, L.L.C.

                                        o    Ownership of 100% of membership
                                             interests in FP Development,
                                             L.L.C.
                                                                                             3.2(a)(i)
                                        o    Ownership of 100% of membership
                                             interests in CP Development,
                                             L.L.C.
                                                                                             3.2(a)(i)

                                                                    ANNEX D
                                                                       TO
                                                                PLEDGE AGREEMENT


                          LIST OF PARTNERSHIP INTERESTS




                                                                                  Sub-clause of Section 3.2(a) of
                                                   Description of               Pledge Agreement Pursuant to Which
           Name of Pledgor                      Partnership Interests           Required Procedures Will Be Taken
None.

                                                                    ANNEX E
                                                                       TO
                                                                PLEDGE AGREEMENT


                               LIST OF INSTRUMENTS



                                                                                  Sub-clause of Section 3.2(a) of
                                                                                Pledge Agreement Pursuant to Which
           Name of Pledgor                   Description of Instruments         Required Procedures Will Be Taken

None.

                                                                     ANNEX F
                                                                        TO
                                                                PLEDGE AGREEMENT


                         LIST OF CHIEF EXECUTIVE OFFICES


I.       JCC Holding Company
         512 South Peters
         New Orleans, Louisiana  70130

II.      Jazz Casino Company, L.L.C.
         512 South Peters
         New Orleans, Louisiana  70130

III.     CP Development, L.L.C.
         512 South Peters
         New Orleans, Louisiana  70130

IV.      FP Development, L.L.C.
         512 South Peters
         New Orleans, Louisiana  70130

V.       JCC Development Company, L.L.C.
         512 South Peters
         New Orleans, Louisiana  70130

                                                                     ANNEX G
                                                                       TO
                                                                PLEDGE AGREEMENT



    Form of Agreement Regarding Uncertificated Securities, Limited Liability
                   Company Interests and Partnership Interests


                  THIS AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of October 29, 1998, among each of the undersigned pledgors (each a "Pledgor" and, collectively, the "Pledgors"), The Bank of New York, not in its individual capacity but solely as Collateral Agent (the "Pledgee"), and The Bank of New York, as the issuer of the Uncertificated Securities, Limited Liability Company Interests and/or Partnership Interests (each as defined below) (the "Issuer").


                              W I T N E S S E T H :


                  WHEREAS, each Pledgor, the Pledgee, and The Bank of New York, in its individual capacity as Custodian, have entered into the Pledge Agreement, dated as of October 29, 1998 (as amended, amended and restated, modified or supplemented from time to time, the "Pledge Agreement"), under which, among other things, in order to secure the payment of the Obligations (as defined in the Pledge Agreement), each Pledgor will pledge to the Pledgee for the benefit of the Secured Creditors (as defined in the Pledge Agreement), and grant a security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest of such Pledgor in and to any and all (1) "uncertificated securities" (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New York) ("Uncertificated Securities"), (2) Partnership Interests (as defined in the Pledge Agreement) and (3) Limited Liability Company Interests (as defined in the Pledge Agreement), in each case issued from time to time by the Issuer, whether now existing or hereafter from time to time acquired by such Pledgor (with all of such Uncertificated Securities, Partnership Interests and Limited Liability Company Interests being herein collectively called the "Issuer Pledged Interests"); and

                  WHEREAS, each Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Pledgee under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledge Interests and to provide for the rights of the parties under this Agreement;

                  NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Each Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) in accordance with the terms of the Pledge Agreement regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the respective Pledgor), and not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction.

                  2. The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Issuer. The Issuer hereby waives any contractual or statutory security interest and/or right of offset it has in the Issuer Pledged Interests and does further acknowledge receipt of the Pledge Agreement. The undersigned further agrees not to acknowledge or accept any other parties' security interest in the Issuer Pledged Interests or to enter into any other agreement granting or acknowledging any other parties' control over or right to make entitlement orders with respect to the Issuer Pledged Interests.

                  3. The Issuer hereby represents and warrants that (i) the pledge by the Pledgors of, and the granting by the Pledgors of a security interest in, the Issuer Pledged Interests to the Pledgee, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests are fully paid and nonassessable.

                  4. Until the Pledgee shall have delivered written notice to the Issuer that all of the Obligations have been paid in full and this Agreement is terminated, the Issuer will send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the respective Pledgor only by wire transfers to the applicable address set forth on Annex I hereto.

                  5. Except as expressly provided otherwise in Sections 4 and 5, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telex, telecopy or overnight courier service and all such notices and communications shall, when mailed, telexed, telecopied or sent by overnight courier, be effective when deposited in the mails or delivered to the overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the Pledgee shall not be effective until received by the Pledgee. All notices and other communications shall be in writing and addressed as follows:

                  (a)      if to any Pledgor:

                           c/o Jazz Casino Company, L.L.C.
                           512 S. Peters
                           New Orleans, Louisiana  70130
                           Attention:  President
                           Telephone No.: 504-533-6000

                  (b)      if to the Pledgee:

                           The Bank of New York
                           10161 Centurion Parkway
                           Jacksonville, FL
                           Attention:  Vice President
                           Telephone No.:  1-800-705-0384


                  (c)      if to the Issuer:

                           c/o Jazz Casino Company, L.L.C.
                           512 S. Peters
                           New Orleans, Louisiana
                           Attention:  President
                           Telephone No.:  504-533-6000

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this
Section 6, "Business Day" means any day other than a Saturday, Sunday, or other day in which banks in New York are authorized to remain closed.

                  6. This Agreement shall be binding upon the successors and assigns of each Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Pledgee, the Issuer and any Pledgor which at such time owns any Issuer Pledged Interests.

                  7. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws.

                                                                         Annex G
                                                                          Page 4


                  IN WITNESS WHEREOF, each Pledgor, the Pledgee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.



                                              JCC HOLDING COMPANY,
                                                   as a Pledgor


                                              By /s/ L. Camille Fowler
                                                 ------------------------
                                                 Name:  L. Camille Fowler
                                                 Title: V. P. and Secretary


                                              JAZZ CASINO COMPANY, L.L.C.,
                                                   as a Pledgor


                                              By /s/ L. Camille Fowler
                                                 ------------------------
                                                 Name:  L. Camille Fowler
                                                 Title: V. P. and Secretary


                                              CP DEVELOPMENT, L.L.C,
                                                   as a Pledgor


                                              By /s/ L. Camille Fowler
                                                 ------------------------
                                                 Name:  L. Camille Fowler
                                                 Title: V. P. and Secretary


                                              FP DEVELOPMENT, L.L.C,,
                                                   as a Pledgor


                                              By /s/ L. Camille Fowler
                                                 ------------------------
                                                 Name:  L. Camille Fowler
                                                 Title: V. P. and Secretary

                                                                         Annex G
                                                                          Page 5


                                              JCC DEVELOPMENT COMPANY, L.L.C.,
                                                   as a Pledgor


                                              By /s/ L. Camille Fowler
                                                 ------------------------
                                                 Name:  L. Camille Fowler
                                                 Title: V. P. and Secretary